                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 14, 2002

                           EDGE PETROLEUM CORPORATION
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                       000-22149             76-0511037
--------------------------------------------------------------------------------
   (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)                 File No.)          Identification No.)

                    1111 Bagby, Suite 2100, Houston, TX 77002
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 654-8960

                                 NOT APPLICABLE
                            -------------------------
         (Former name or former address, if changed since last report.)

ITEM 9.  REGULATION FD DISCLOSURE.

On August 14, 2002, Edge Petroleum Corporation submitted the following certifications by its chief executive officer and its chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in correspondence to the SEC accompanying Edge's quarterly report on Form 10-Q for the quarter ended June 30, 2002. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Edge Petroleum Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, John W. Elias, Chief Executive Officer of Edge Petroleum Corporation, a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ John W. Elias
                                       ---------------------------------
                                       Name: John W. Elias
Dated:    August 14, 2002                    Chief Executive Officer


         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Michael G. Long, Chief Financial Officer of Edge Petroleum Corporation, Inc., a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002              /s/ Michael G. Long
                                    --------------------------------------------
                                    Name: Michael G. Long
                                          Chief Financial and Accounting Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       Edge Petroleum Corporation

                                       (Registrant)

Date: August 14, 2002                  By: /s/ Michael G. Long
                                       -----------------------------------------
                                       Name:  Michael G. Long
                                       Title: Senior Vice President and Chief
                                              Financial and Accounting Officer